UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2018

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2018, at a Special Meeting of Stockholders (the “Special Meeting”), the stockholders of BioCryst Pharmaceuticals, Inc. (the “Company”) approved, by the affirmative vote of a majority of the shares of common stock represented at the Special Meeting in person or by proxy and entitled to vote, a proposal to amend the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (the “Plan Amendment,” and such plan, as amended, the “Stock Incentive Plan”) to increase the number of shares available for issuance under the Stock Incentive Plan by 4,400,000 shares to 18,798,268 as of September 14, 2018. In connection with the increase in shares available under the Plan, the Plan Amendment also provides for two stockholder-friendly changes: (i) a provision that no award (subject to a 5% carveout) may vest prior to the 12-month anniversary of the applicable grant date and (ii) a provision that no dividends may be paid on unvested awards (except that dividend equivalents may be issued with respect to restricted stock and restricted stock units, with payment if and when those awards ultimately vest).

A detailed description of the Stock Incentive Plan is included in the Company’s Definitive Proxy Statement for the Special Meeting. The description of the Stock Incentive Plan in this report does not purport to be complete and is qualified by reference to the full text of the Stock Incentive Plan, a current copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Special Meeting was held on October 30, 2018 for the purpose of approving the Plan Amendment described in Item 5.02 above.

The Plan Amendment was approved by the following votes:

FOR	80,890,254
AGAINST	7,636,407
ABSTAIN	484,080
BROKER NON-VOTES	0

There was no other business voted upon at the Special Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (as Amended and Restated September 17, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Dated: October 31, 2018	By:	/s/ Alane Barnes
Alane Barnes
Senior Vice President, and Chief Legal Officer